UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

ISQ Open Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56735	33-2876284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Avenue, PH, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 693-5739

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Management Agreement

On September 2, 2025, ISQ Open Infrastructure Company LLC (the “Company”) entered into a Management Agreement (the “Management Agreement”) with I Squared Capital Registered Advisor LLC (the “Manager”).

The Manager is an affiliate of I Squared Capital Advisors (US) LLC (together with its subsidiaries, “I Squared”) and the Company.

The foregoing summary description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On September 2, 2025, the Company issued and sold the following unregistered shares of the Company to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
F-STE Shares	110	$2,750
F-DTE Shares	110	2,750
F-ITE Shares	110	2,750
F-JTE Shares	110	2,750
STE Shares	110	2,750
DTE Shares	110	2,750
ITE Shares	110	2,750
JTE Shares	110	2,750

The Company issued such shares for aggregate consideration of $22,000. The offer and sale of the Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

On September 2, 2025, the Company adopted the Distribution Reinvestment Plan (the “Distribution Reinvestment Plan”).

Under the Distribution Reinvestment Plan, the Company’s shareholders may elect to opt out of the Company’s Distribution Reinvestment Plan.

The foregoing summary description of the Distribution Reinvestment Plan does not purport to be complete and is qualified in its entirety by reference to the Distribution Reinvestment Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

On September 2, 2025, the Company adopted the Share Redemption Program (the “Share Redemption Program”).

Under the Share Redemption Program, the Company’s shareholders owning Class F-D Shares, Class F-DTE Shares, Class D Shares, Class DTE Shares, Class E Shares, Class ETE Shares, Class F-I Shares, Class F-ITE Shares, Class I Shares, Class ITE Shares, Class F-J Shares, Class F-JTE Shares, Class J Shares, Class JTE Shares, Class F-S Shares, Class F-STE Shares, Class S Shares and Class STE Shares may request that the Company redeems their shares through the Company’s Share Redemption Program.

The foregoing summary description of the Share Redemption Program does not purport to be complete and is qualified in its entirety by reference to the Share Redemption Program, a copy of which is included as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Distribution Reinvestment Plan
4.2	Share Redemption Program
10.1	Management Agreement
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISQ OPEN INFRASTRUCTURE COMPANY LLC

By:	/s/ Starr Frohlich
Name:	Starr Frohlich
Title:	Principal Financial Officer

Date: September 2, 2025

3